Exhibit 99.1

For Immediate Release
October 28, 2016

PNM Resources Reports Third Quarter Results
2016 Earnings Guidance Affirmed, Conference call set for 11 a.m. Eastern today

PNM Resources (In millions, except EPS)

	Q3 2016	Q3 2015	YTD 2016	YTD 2015
GAAP net earnings	$54.4	$61.0	$92.0	$107.1
GAAP diluted EPS	$0.68	$0.76	$1.15	$1.34
Ongoing net earnings	$62.1	$60.9	$105.0	$112.8
Ongoing diluted EPS	$0.78	$0.76	$1.31	$1.41

(ALBUQUERQUE, N.M.) - PNM Resources (NYSE: PNM) today released the company’s 2016 third quarter earnings results. In addition, management affirmed its 2016 consolidated ongoing earnings guidance of $1.55 to $1.65 per diluted share.

“Third quarter earnings are on track with guidance and retail rates associated with the $61.2 million final order on PNM’s general rate case were implemented on October 1st,” said Pat Vincent-Collawn, PNM Resources’ chairman, president and CEO. “While we have filed our appeal with the New Mexico Supreme Court for recovery of the disallowed Palo Verde and balanced draft assets, we remain focused on managing business operations while continuing to serve our customers with reliable, affordable and environmentally responsible power.”

SEGMENT REPORTING OF 2016 THIRD QUARTER EARNINGS

PNM - a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.
PNM (In millions, except EPS)

	Q3 2016	Q3 2015	YTD 2016	YTD 2015
GAAP net earnings	$40.9	$49.2	$60.9	$80.6
GAAP diluted EPS	$0.51	$0.61	$0.76	$1.01
Ongoing net earnings	$47.9	$48.0	$72.9	$84.2
Ongoing diluted EPS	$0.60	$0.60	$0.91	$1.05

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PNM Resources Reports Q3 Earnings            10-28-16                    p. 2 of 4

•
In the third quarter, PNM’s GAAP and ongoing earnings benefitted from lower operations and maintenance costs, the elimination of Palo Verde Unit 2 lease costs following the January 2016 purchase of 64 MW’s of previously leased capacity, higher commercial load and PNM’s rate increase on September usage billed in October under the new rates. These were offset by lower AFUDC, lower market sales prices on settled transactions related to Palo Verde Unit 3, increased depreciation expense and property tax from new investments and higher interest expense from the issuance of new long-term debt.

•
GAAP earnings also reflect $11.3 million of pre-tax regulatory disallowances associated with the rate case final order, including an estimated fifteen months of the disallowed recovery of Palo Verde and balanced draft investments pending appeal with the New Mexico Supreme Court, and $5.2 million of pre-tax restructuring costs based on revised estimates of the unrecoverable costs in the approved plan for San Juan Generating Station to meet the EPA’s regional haze rules.

TNMP - an electric transmission and distribution utility in Texas.

TNMP (In millions, except EPS)

	Q3 2016	Q3 2015	YTD 2016	YTD 2015
GAAP net earnings	$13.9	$13.7	$31.8	$33.2
GAAP diluted EPS	$0.17	$0.17	$0.40	$0.41
Ongoing net earnings	$14.5	$13.7	$32.5	$33.2
Ongoing diluted EPS	$0.18	$0.17	$0.41	$0.41

•
In the third quarter, TNMP’s GAAP and ongoing earnings benefitted from load growth and transmission rate relief, partially offset by higher depreciation and property tax expenses resulting from additional capital investments.

Corporate and Other - a segment that reflects the PNM Resources holding company and other subsidiaries.

Corporate and Other (In millions, except EPS)

	Q3 2016	Q3 2015	YTD 2016	YTD 2015
GAAP net earnings (loss)	($0.3)	($1.9)	($0.7)	($6.8)
GAAP diluted EPS	$0.00	($0.02)	($0.01)	($0.08)
Ongoing net earnings (loss)	($0.3)	($0.7)	($0.4)	($4.6)
Ongoing diluted EPS	$0.00	($0.01)	($0.01)	($0.05)

•	Corporate and Other’s GAAP and ongoing earnings benefitted from net interest earned on the loan provided to Westmoreland Coal Company to finance Westmoreland’s purchase of San Juan Coal Company.

Financial materials are available at http://www.pnmresources.com/investors/results.cfm.

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PNM Resources Reports Q3 Earnings            10-28-16                    p. 3 of 4

THIRD QUARTER CONFERENCE CALL: 11 AM EASTERN FRIDAY, OCT. 28
PNM Resources will discuss third quarter earnings results during a live conference call and webcast on Friday, Oct. 28th at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm.
Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: http://dpregister.com/10094081. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and referencing “the PNM Resources third quarter conference call.”

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2015 consolidated operating revenues of $1.4 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,787 megawatts of generation capacity and provides electricity to more than 760,000 homes and businesses in New Mexico and Texas. For more information, visit the company's website at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Jimmie Blotter                        Pahl Shipley
(505) 241-2227                    (505) 241-2782

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources, Inc.’s (“PNMR”), Public Service Company of New Mexico’s (“PNM”), or Texas-New Mexico Power Company’s (“TNMP”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

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PNM Resources Reports Q3 Earnings            10-28-16                    p. 4 of 4

Non-GAAP Financial Measures
GAAP refers to generally accepted accounting principles in the U.S. Ongoing earnings is a non-GAAP financial measure that excludes the impact of net unrealized mark-to-market gains and losses on economic hedges, the net change in unrealized impairments on available-for-sale securities, and certain non-recurring, infrequent, and other items that are not indicative of fundamental changes in the earnings capacity of the Company's operations. The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals, including those used for certain aspects of incentive compensation, for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with GAAP. The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Since the future differences between GAAP and ongoing earnings are frequently outside the control of the Company, management is generally not able to estimate the impact of the reconciling items between forecasted GAAP net earnings and ongoing earnings guidance, nor their probable impact on GAAP net earnings; therefore, management is generally not able to provide a corresponding GAAP equivalent for ongoing earnings guidance.

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PNM Resources, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Three Months Ended September 30, 2016
GAAP Net Earnings (Loss) Attributable to PNMR	$40,852	$13,853	$(287)	$54,418
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[1]	(1,811)	—	—	(1,811)
Net change in unrealized impairments of available-for-sale securities[2]	(42)	—	—	(42)
Regulatory disallowances and restructuring costs[3]	7,887	—	—	7,887
Pension expense related to previously disposed of gas distribution business[4]	564	—		564
Building consolidation[5]	449	647	—	1,096
Total Adjustments	7,047	647	—	7,694
Ongoing Earnings (Loss)	$47,899	$14,500	$(287)	$62,112

Nine Months Ended September 30, 2016
GAAP Net Earnings (Loss) Attributable to PNMR	$60,909	$31,817	$(686)	$92,040
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[1]	1,337	—	—	1,337
Net change in unrealized impairments of available-for-sale securities[2]	(622)	—	—	(622)
New Mexico corporate income tax rate change[6]	804	—	(92)	712
Regulatory disallowances and restructuring costs[3]	8,359	—	357	8,716
Pension expense related to previously disposed of gas distribution business[4]	1,693	—	—	1,693
Building consolidation[5]	449	647	—	1,096
Total Adjustments	12,020	647	265	12,932
Ongoing Earnings (Loss)	$72,929	$32,464	$(421)	$104,972

2016 income tax effects calculated using tax rates of 35.00% for TNMP and 39.02% for other segments.

The impacts of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[1]Pre-tax[6] impacts reflected as $2,650 thousand increase in "Electric Operating Revenues" and $319 thousand reduction in "Cost of energy" in the three months ended September 30, 2016 and $2,064 thousand reduction in "Electric Operating Revenues" and $129 thousand increase in "Cost of energy" in the nine months ended September 30, 2016

[2]Pre-tax[6] impacts reflected as increases in "Gains on available-for-sale securities" of $69 thousand in the three months ended September 30, 2016 and $1,021 thousand in the nine months ended September 30, 2016

[3]Pre-tax[6] impacts reflected as $16,451 thousand increase (PNM) in "Regulatory disallowances and restructuring costs" in the three months ended September 30, 2016 and $17,225 thousand increase (PNM) in "Regulatory disallowances and restructuring costs" and $586 thousand increase (Corporate and Other) in "Other (deductions)" in the nine months ended September 30, 2016; also includes after-tax[6] impacts reflected as $2,145 thousand decrease (PNM) in "Income Taxes" in the three and nine months ended September 30, 2016

[4]Pre-tax[6] impacts reflected as increases in "Administrative and general" of $925 thousand in the three months ended September 30, 2016 and $2,776 thousand in the nine months ended September 30, 2016
[5]Pre-tax[6] impacts reflected as increases in "Administrative and general" of $1,733 thousand ($737 thousand PNM and $996 thousand TNMP) in the three and nine months ended September 30, 2016
[6]Tax impacts reflected as reductions in "Income Taxes" of $8,377 thousand ($8,028 thousand PNM and $349 thousand TNMP) in the three months ended September 30, 2016 and $10,560 thousand ($9,891 thousand PNM, $349 thousand TNMP, and $320 thousand Corporate and Other) in the nine months ended September 30, 2016

PNM Resources, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Three Months Ended September 30, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$49,246	$13,689	$(1,890)	$61,045
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[1]	(2,964)	—	—	(2,964)
Net change in unrealized impairments of available-for-sale securities[2]	1,488	—	—	1,488
State tax credit and NOL impairment[5]	233		1,143	1,376
Total Adjustments	(1,243)	—	1,143	(100)
Ongoing Earnings (Loss)	$48,003	$13,689	$(747)	$60,945

Nine Months Ended September 30, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$80,618	$33,248	$(6,808)	$107,058
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[1]	760	—	—	760
Net change in unrealized impairments of available-for-sale securities[2]	1,954	—	—	1,954
New Mexico corporate income tax rate change[5]	(470)	—	(203)	(673)
Regulatory disallowances[3]	1,061	—	—	1,061
State tax credit and NOL impairment[5]	891	—	1,486	2,377
(Gain) loss related to previously disposed of activities[4]	(660)		905	245
Total Adjustments	3,536	—	2,188	5,724
Ongoing Earnings (Loss)	$84,154	$33,248	$(4,620)	$112,782

2015 income tax effects calculated using tax rates of 35.00% for TNMP and 39.19% for other segments.

The impacts of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[1]Pre-tax[5] impacts reflected as $4,719 thousand increase in "Electric Operating Revenues" and $158 thousand reduction in "Cost of energy" in the three months ended September 30, 2015 and $1,300 thousand reduction in "Electric Operating Revenues" and $49 thousand reduction in "Cost of energy" in the nine months ended September 30, 2016

[2]Pre-tax[5] impacts reflected as decreases in "Gains on available-for-sale securities" of $2,448 thousand in the three months ended September 30, 2015 and $3,214 thousand in the nine months ended September 30, 2015

[3]Pre-tax[5] impacts reflected as increases in "Regulatory disallowances and restructuring costs" of $1,744 thousand in the nine months ended September 30, 2015
[4]Pre-tax[5] impacts reflected as increases of $1,086 thousand (PNM) in "Other income", $291 thousand (Corporate and Other) in "Taxes other than incomes taxes", $74 thousand (Corporate and Other) in "Interest charges", and $1,122 thousand (Corporate and Other) in "Other deductions" in the nine months ended September 30, 2015

[5]Tax impacts reflected as $2,328 thousand ($1,185 thousand PNM and $1,143 thousand Corporate and Other) increase in "Income Taxes" in the three months ended September 30, 2015 and $887 thousand reduction ($1,586 thousand reduction PNM and $699 thousand increase Corporate and Other) in the nine months ended September 30, 2015

PNM Resources, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Three Months Ended September 30, 2016
GAAP Net Earnings (Loss) Attributable to PNMR	$0.51	$0.17	$—	$0.68
Adjusting items
Mark-to-market impact of economic hedges	(0.02)	—	—	(0.02)
Net change in unrealized impairments of available-for-sale securities	—	—	—	—
Regulatory disallowances and restructuring costs	0.10	—	—	0.10
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Building consolidation	—	0.01	—	0.01
Total Adjustments	0.09	0.01	—	0.10
Ongoing Earnings (Loss)	$0.60	$0.18	$—	$0.78
Average Diluted Shares Outstanding: 80,117,232

Nine Months Ended September 30, 2016
GAAP Net Earnings (Loss) Attributable to PNMR	$0.76	$0.40	$(0.01)	$1.15
Adjusting items
Mark-to-market impact of economic hedges	0.02	—	—	0.02
Net change in unrealized impairments of available-for-sale securities	(0.01)	—	—	(0.01)
New Mexico corporate income tax rate change	0.01	—	—	0.01
Regulatory disallowances and restructuring costs	0.11	—	—	0.11
Pension expense related to previously disposed of gas distribution business	0.02	—	—	0.02
Building consolidation	—	0.01	—	0.01
Total Adjustments	0.15	0.01	—	0.16
Ongoing Earnings (Loss)	$0.91	$0.41	$(0.01)	$1.31
Average Diluted Shares Outstanding: 80,129,604

PNM Resources, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Three Months Ended September 30, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.61	$0.17	$(0.02)	$0.76
Adjusting items
Mark-to-market impact of economic hedges	(0.04)	—	—	(0.04)
Net change in unrealized impairments of available-for-sale securities	0.02	—	—	0.02
State tax credit and NOL impairment	0.01	—	0.01	0.02
Total Adjustments	(0.01)	—	0.01	—
Ongoing Earnings (Loss)	$0.60	$0.17	$(0.01)	$0.76
Average Diluted Shares Outstanding: 80,115,665

Nine Months Ended September 30, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$1.01	$0.41	$(0.08)	$1.34
Adjusting items
Mark-to-market impact of economic hedges	0.01	—	—	0.01
Net change in unrealized impairments of available-for-sale securities	0.02	—	—	0.02
New Mexico corporate income tax rate change	—	—	—	—
Regulatory disallowances	0.01	—	—	0.01
State tax credit and NOL impairment	0.01	—	0.02	0.03
(Gain) loss related to previously disposed of activities	(0.01)	—	0.01	—
Total Adjustments	0.04	—	0.03	0.07
Ongoing Earnings (Loss)	$1.05	$0.41	$(0.05)	$1.41
Average Diluted Shares Outstanding: 80,133,925

PNM Resources, Inc. and Subsidiaries
Schedule 5
Condensed Consolidated Statement of Earnings
(Preliminary and Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(In thousands, except per share amounts)
Electric Operating Revenues	$400,374	$417,433	$1,026,726	$1,103,187
Operating Expenses:
Cost of energy	108,766	124,255	282,498	353,939
Administrative and general	46,942	46,375	139,214	130,161
Energy production costs	31,460	42,168	112,026	129,627
Regulatory disallowances and restructuring costs	16,451	—	17,225	1,744
Depreciation and amortization	53,017	47,503	153,801	139,013
Transmission and distribution costs	16,056	16,768	49,965	50,123
Taxes other than income taxes	19,611	18,859	57,598	55,093
Total operating expenses	292,303	295,928	812,327	859,700
Operating income	108,071	121,505	214,399	243,487
Other Income and Deductions:
Interest income	4,604	1,151	18,420	4,842
Gains on available-for-sale securities	4,531	2,536	15,380	12,116
Other income	4,884	6,165	13,413	16,844
Other (deductions)	(3,764)	(3,222)	(10,866)	(10,591)
Net other income and deductions	10,255	6,630	36,347	23,211
Interest Charges	32,467	27,528	97,179	86,714
Earnings before Income Taxes	85,859	100,607	153,567	179,984
Income Taxes	27,303	35,752	50,094	61,621
Net Earnings	58,556	64,855	103,473	118,363
(Earnings) Attributable to Valencia Non-controlling Interest	(4,006)	(3,678)	(11,037)	(10,909)
Preferred Stock Dividend Requirements of Subsidiary	(132)	(132)	(396)	(396)
Net Earnings Attributable to PNMR	$54,418	$61,045	$92,040	$107,058
Net Earnings Attributable to PNMR per Common Share:
Basic	$0.68	$0.77	$1.15	$1.34
Diluted	$0.68	$0.76	$1.15	$1.34
Dividends Declared per Common Share	$0.22	$0.20	$0.66	$0.60